Exhibit 10.58

Avecia

Avecia Biologics

PO Box 2 Belasis Avenue

Billingham, Cleveland,

UK, TS23 1YN

Tel: +44 (0)1642 364045

Fax: +44 (0)1642 364463

www.avecia.com

Programme Amendment Order

(1) Project Title & Number B2422	(2) Date Project Started June 2005	(3) P.A.O. 2422 / #13

(4) Reason for P.A.O.

Under clauses 6.5 and 6.6 of the Variation and Settlement Agreement agreed between Nuvelo Inc. (“Nuvelo”) and Avecia Biologics Limited (“Avecia”) dated June 30, 2007 (“the Variation and Settlement Agreement”), Nuvelo is entitled to purchase certain Consumables and/or Equipment from Avecia until December 31, 2007.

Nuvelo and Avecia have agreed to extend the period set out in clauses 6.5 and 6.6 until March 31, 2008.

(5) Amendment required and new milestones.

The references to December 31, 2007 shall be deemed to be March 31, 2008 with effect from the date of signature of this PAO and the Variation and Settlement Agreement shall be construed accordingly.

(6) Impact on price, time frame, resources. None, save for the amendment to the date set out in Section (5) above.
(7) Amended payment schedule (if required) None
Authorisation for Avecia		for Nuvelo
/s/ Steve Bagshaw		/s/ Michael Levy (signature)
Date:14 Dec, 2007		Date: 12-19-07
STEVE BAGSHAW		Name: Michael Levy
President		Position: EVP